                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant  [ x ]
Filed by a party other than the Registrant  [  ]

Check the appropriate box:

[ x]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted (by Rule
      14a-6(e)(2)
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Telechips Corporation
                    _______________________________________
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable.
                    _______________________________________
                    (Name of Person Filing Proxy Statement,
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         [ x]    No fee required.
         [  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                 and 0-11.

                 (1) Title of each class of securities to which transaction applies:

                          __________________________________________

                 (2) Aggregate number of securities to which transaction applies: ________________________________

                 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                          __________________________________________


                 (4)      Proposed maximum aggregate value of transaction:

                          __________________________________________


                 (5)      Total Fee paid:  ____________.

         [  ]    Fee paid previously with preliminary material:  ________.

         [  ]    Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                 (1)      Amount previously paid:___________________

                 (2)      Form, Schedule or Registration Statement No.:
                          __________________________________________

                 (3)      Filing party:_____________________________

                 (4)      Date filed:_______________________________

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                __________, 1997

         A Special Meeting of the Stockholders of TELECHIPS CORPORATION (the "Company") will be held at 6880 South McCarran Boulevard, Reno, Nevada on March 5, 1997, at 8:30 A.M. Pacific time for the purpose of amending the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 20,200,000 to 50,200,000.

         The Board of Directors has fixed the close of business on February 10, 1997 as the record date for determination of the stockholders entitled to notice of and to vote in person or by proxy at the Special Meeting.

         Whether or not you presently plan to attend the meeting in person, the Board of Directors urges you to date, sign, and promptly return the enclosed proxy. Your giving of such proxy does not preclude your right to vote in person if you attend the meeting. A postage-prepaid envelope is enclosed for your convenience in returning the signed proxy.

         Your early attention to the proxy will be appreciated.


                                            By Order of the Board of Directors



                                            Nelson B. Caldwell
                                            Secretary

Reno, Nevada
Dated:  ___________, 1997





A PROXY STATEMENT AND A FORM OF PROXY ACCOMPANY THIS NOTICE.

                             TELECHIPS CORPORATION
               6880 South McCarran Boulevard, Reno, Nevada 89509

                           __________________________

                                 PROXY STATEMENT
                           __________________________

         A Notice of a Special Meeting of Shareholders of TELECHIPS CORPORATION (the "Company") is set forth on the preceding page and enclosed herewith is a form of proxy solicited by the Board of Directors of the Company. This Proxy Statement is being first sent to shareholders on or about February 12, 1997.

SOLICITATION OF PROXIES

         This proxy solicitation is being made by the Board of Directors of the Company. The expense of the solicitation will be paid by the Company. To the extent necessary to assure sufficient representation at the Special Meeting, proxies may be solicited by any appropriate means by directors, officers, regular employees of the Company and the stock transfer agent for the Company's Common Stock, who will not receive any additional compensation therefor. The Company will request that banks, brokers and other fiduciaries solicit their customers who own beneficially the Common Stock listed of record in names of nominees and, although there is no formal arrangement to do so, the Company will reimburse such persons the reasonable expenses of such solicitation.

VOTE REQUIRED AND VOTING PROCEDURES

         Only stockholders of record as of the close of business on February 10, 1997 (the "Record Date"), are entitled to notice of and to vote at the Special Meeting and/or any adjournment thereof. The outstanding stock of the Company on the Record Date entitled to vote consists of 13,792,995 shares of Common Stock.

         Each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share standing in its name on the books of the Company as of the Record Date on each of the matters duly presented for vote at the Special Meeting.

         In connection with the solicitation by the Board of Directors of proxies for use at the Special Meeting, the Board of Directors has designated Kevin A. Coyle, Esq. as proxy.

         The Board of Directors is not aware of any matters that will come before the Special Meeting other than as described above. However, if such matters are presented, the named proxy will, in the absence of instructions to the contrary, vote such proxies in accordance with the judgment of such named proxy with respect to any such other matter properly coming before the Special Meeting.

         A majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Special Meeting in order to constitute a quorum for the transaction of business. The affirmative vote of a majority of the voting power entitled to vote at the Special Meeting is required by the Company for approval of the amendment of the Articles of Incorporation.

         Votes that are cast against a proposal will be counted for purposes of determining (i) the presence or absence of a quorum and (ii) the total number of votes cast with respect to such proposal.

         While there is no definitive statutory or case law authority in Nevada as to the proper treatment of abstentions in the counting of votes with respect to a proposal such as the amendment of the Articles of Incorporation, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of votes cast with respect to such proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in such manner. Accordingly, abstentions as to the amendment of the Articles of Incorporation will have the same effect as a vote against such proposal.

         A proxy submitted by a stockholder may indicate that all or a portion of the shares of Common Stock represented by such proxy are not being voted by such stockholder with respect to a particular matter. This could occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock. The shares subject to any such proxy which are not being voted with respect to a particular matter will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum.

         All shares represented by valid proxies received by the Company prior to the Special Meeting will be voted as specified in the proxy; if no specification is made and if discretionary authority is conferred by the stockholder, the shares will be voted FOR the proposals described below.

REVOCABILITY OF PROXIES

         A stockholder giving a proxy has the power to revoke it any time prior to its exercise by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting the shares in person.

APPRAISAL OR SIMILAR RIGHTS

         Neither the stockholders abstaining nor voting against the proposal which is the subject of this Proxy Statement have any appraisal or similar rights of dissenters.

INSPECTOR OF ELECTIONS

         The Board of Directors has appointed Mick L. Friend, CPA as the Inspector of Elections for the Special Meeting. The Inspector of Elections will determine the number of shares of Common Stock represented in person or by proxy at the Special Meeting, whether a quorum exists, the authenticity, and validity and effect of proxies, and will receive and count the votes.

                                    PROPOSAL

            AMENDMENT OF THE ARTICLES OF INCORPORATION TO AUTHORIZE
                       ADDITIONAL SHARES OF COMMON STOCK

         On January 20, 1997, the Board of Directors unanimously adopted resolutions approving a proposal to amend the Articles of Incorporation of the Company to increase the number of authorized shares of Common Stock from 20,200,000 to 50,200,000 shares (the "Amendment"). The text of the Amendment is set forth in Appendix A to this Proxy Statement. The affirmative vote of the holders of more than 50% of the outstanding shares of Common Stock is required to approve the adoption of the Amendment.

         As of the date of this Proxy Statement, 13,792,995 shares of Common Stock are outstanding and approximately 3,073,314 shares of Common Stock are reserved for issuance upon exercise of outstanding warrants and stock options and 403,352 shares of Common Stock are reserved for future grant under outstanding Stock Option Plans, leaving the Company with approximately 2,930,339 shares available for future issuance.

         On October 2, 1996, the Company raised approximately $2,900,000 in net proceeds in a placement of 4,188 shares of its 4% Convertible Preferred Stock, stated value $1,000 per share (the "Preferred Shares") under Regulation S. The Preferred Shares are convertible on or after November 11, 1996, at a conversion price equal to the lower of $3.00 or the average five-day closing bid price prior to the date of conversion.

         On December 6, 1996, the shareholders approved an amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,200,000 to 20,200,000 ("Original Amendment"). The Original Amendment was based, in part, on the Preferred Shares being converted at an assumed exercise price of $3.00 per share. However, due to fluctuations in the price of the Common Stock, the actual conversion price has been much lower. Assuming a conversion price of $.40 per share, 4,300,000 shares must be reserved for conversion of the remaining unconverted Preferred Shares, thus leaving the Company in a deficit share position of at least 1,370,000 shares. Further, additional shares of Common Stock may be required depending on future fluctuations in the Common Stock price.

         In addition, the Board of Directors has determined, based on its current proposed growth plans and assumptions relating to its growth and operations, that the proceeds from the Regulation S Offering, the IPO, private placements, borrowings and planned revenues will not be sufficient to satisfy the Company's contemplated cash requirements for the immediate future and that the Company will be required to raise additional funds within the very near future. Therefore, the Board deems it essential that the Amendment take place if the Company is to continue as a going concern.

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                     RECOMMENDS A VOTE "FOR" THE AMENDMENT

                             PRINCIPAL STOCKHOLDERS

         The table below sets forth certain information as of January 15, 1997 (the "Reference Date") with respect to the beneficial ownership of (i) each person who beneficially owns more than 5% of the outstanding shares of Common Stock, (ii) each director, (iii) certain named executive officers and (iv) all officers and directors as a group. Except as otherwise indicated below, the address for each such person is: c/o Telechips Corporation, 6880 S. McCarran Boulevard, Reno, Nevada 89509.

Name and Address of                        Amount and Nature of            Percentage
Beneficial Owner                           Beneficial Ownership(1)         Beneficially Owned
----------------                           -----------------------         ------------------
C. A. Burns . . . . . . . . . . . . . .      462,764(2)                     3.4%
Hans Junker . . . . . . . . . . . . . .      179,292(4)                     1.3%

Randall Pinato  . . . . . . . . . . . .      176,292(5)                     1.3%

Bruce Chatterley  . . . . . . . . . . .       30,000(6)                     *
Frank Vigilante . . . . . . . . . . . .       30,000(6)                     *

All Officers and Directors as a
Group (six persons) . . . . . . . . . .     1,103,716(7)                   8.0

---------------

*        Less than 1%.

(1) A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that convertible securities, options or warrants that are held by such person (but not those held by any other person) exercisable within such period have been exercised.
         Percentage figures based on 13,792,995 shares of Common Stock outstanding on the Reference Date, and including 933,600 shares of Common Stock held in escrow pursuant to the Series B Escrow Agreement by and among the Company, American Stock Transfer Company of New York as escrow agent, and certain stockholders of the Company, dated as of October 31, 1994, as amended on October 20, 1995 (the "Escrow Agreement").

(2) Includes (i) 101,346 shares of Common Stock, (ii) 101,346 shares of Common Stock held in escrow pursuant to the Escrow Agreement and (iii) 260,072 shares of Common Stock held in escrow under the terms of the of the Founder's Option Agreement between the Company and certain founders (the "Founder's Options"). The stockholder of record of the shares of Common Stock is Marie A. Bell as Trustee of the Marie A. Bell Separate Property Trust U/D/T Dated October 16, 1992; Marie A. Bell is the wife of C. A. Burns; the beneficiary of said trust is C.
         A. Burns.

(3)      Includes warrants to purchase up to 20,108 shares of Common Stock.

(4) Includes (i) 38,608 shares of Common Stock, (ii) 38,608 shares of Common Stock held in escrow pursuant to the Escrow Agreement, (iii) 99,076 shares of Common Stock held in escrow pursuant to the Founder's Options and (iv) 3,000 shares held by the Hans Jorgen Junker Trust, of which Mr. Junker is the trustee.

(5) Includes (i) 38,608 shares of Common Stock, (ii) 38,608 shares of Common Stock held in escrow pursuant to the Escrow Agreement and (iii) 99,076 shares of Common Stock held in escrow under the terms of the Founder's Options.

(6) Includes Shares of Common Stock held in escrow pursuant to the terms of the Directors Option Agreements entered into between the Company and non-employee directors of the Company (the "Director Options").

(7) Includes (i) 220,170 shares of Common Stock, (ii) 217,170 shares of Common Stock held in escrow pursuant to the terms of the Escrow Agreement, (iii) 627,300 shares of Common Stock held in escrow pursuant to the terms of the Directors and Founders Options, (iv) options granted under the Company's 1994 Option Plan to purchase 14,076 shares of Common Stock, and (v) options granted under the Company's 1995 Option Plan to purchase 25,000 shares of Common Stock.


                                 OTHER MATTERS

         The Company does not know of any matter other than those discussed in the foregoing materials contemplated for action at the Special Meeting. Should any other matter be properly brought before the Special Meeting, the holders of the proxies herein solicited will vote thereon in their discretion.

 SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING OF STOCKHOLDERS

         In accordance with Rule 14a-8 of the proxy rules of the Securities and Exchange Commission, stockholders are advised that any proposal which a stockholder wishes to have presented at the 1998 Annual Meeting of the Stockholders and included in the Company's Proxy Statement and form of proxy for such meeting must be received by the Company, at its principal office, 6880 South McCarran Boulevard, Reno, Nevada 89509, Attention: Mr. Nelson B. Caldwell, no later than December 1, 1997.



___________, 1997







                                  By Order of the Board of Directors



                                  Nelson B. Caldwell
                                  Secretary

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT
                                       TO
                           ARTICLES OF INCORPORATION
                                       OF
                             TELECHIPS CORPORATION


         We the undersigned President and Secretary of TELECHIPS CORPORATION DO HEREBY CERTIFY:

1. That the Board of Directors of TELECHIPS CORPORATION pursuant to a special meeting of the Board on January 20, 1997, adopted resolutions to amend the Articles of Incorporation as follows:

         "The First Paragraph of Article FOUR be amended in its entirety to read as follows:

                 "FOUR: The total number of shares of all classes of stock which the Corporation has authority to issue is 53,200,000 consisting of (A) 50,200,000 shares of Common Stock, par value $0.01 per share (the "Common Stock" and the holders thereof referred to herein as the "Common Stockholders"), and (B) 3,000,000 shares of Preferred Stock, par value $1.00 per share (the "Preferred Stock" and the holders thereof being referred to herein as the "Preferred Stockholders"), none of which shall be entitled to any preemptive rights."

         2. That the number of stock of TELECHIPS CORPORATION outstanding and entitled to vote on an amendment to the articles of incorporation is ____________ shares of Common Stock; that said change and amendment has been consented to and authorized by at least a majority of the shares of stock outstanding and entitled to vote thereon.


                                            ________________________
                                            C. A. Burns
                                            President


                                            ________________________
                                            Nelson B. Caldwell
                                            Secretary

STATE OF NEVADA           )
COUNTY OF                         )

         On this _____ day of _____________ in the year 1997, before me personally appeared C. A. Burns and Nelson Caldwell, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to this instrument, and acknowledged that they executed it.


                                                  ________________________
                                                        Notary Public
My commission expires on

________________________

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                             TELECHIPS CORPORATION

         THE UNDERSIGNED UNDERSTANDS THAT THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELECHIPS CORPORATION, A NEVADA CORPORATION (THE "CORPORATION"). The undersigned hereby appoints Kevin A. Coyle, Esq., with full power of substitution, proxy for the undersigned to vote all shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Corporation to be held on March 5, 1997, at the principal office of the Corporation located at 6880 South McCarran Boulevard, Reno, Nevada, at 8:30 A.M. local time, or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

         AMENDMENT OF THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF COMMON STOCK FROM 20,200,000 to 50,200,000 SHARES

         (  )    FOR amendment of the Articles of Incorporation.

         (  )    AGAINST amendment of the Article of Incorporation.

         (  )    ABSTAIN from voting for or against amendment of the Article of
                 Incorporation.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL ABOVE.

         When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, or on behalf of an entity, please provide the name of the shareholder of record and the full title of the person signing on behalf of the shareholder of record.

Dated: _____________, 1997

                                        ________________________________________
                                        Signature of Shareholder


                                        ________________________________________
                                        Print Name of Shareholder


                                        ________________________________________
                                        Signature of Shareholder


                                        ________________________________________
                                        Print Name of Shareholder


           SHAREHOLDERS SHOULD SIGN THIS PROXY PROMPTLY AND RETURN IT
                           IN THE ENCLOSED ENVELOPE.